Exhibit 99.1

January 9, 2018

STRICTLY CONFIDENTIAL

Attn:	Paul C. Grint, M.D.

Chief Executive Officer

AmpliPhi Biosciences Corporation

3579 Valley Centre Drive, Suite 100

San Diego, California 92130

Dear Dr. Grint:

This letter agreement (this “Agreement”) constitutes the agreement between AmpliPhi Biosciences Corporation (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”), that Wainwright shall serve as the exclusive agent or underwriter in any offering for capital-raising purposes (each, an “Offering”) of common stock of the Company (the “Securities”) during the Term (as hereinafter defined). The terms of each Offering and the Securities issued in connection therewith shall be mutually agreed upon by the Company and Wainwright and nothing herein implies that Wainwright would have the power or authority to bind the Company and nothing herein implies that the Company shall have an obligation to issue any Securities. It is understood that Wainwright’s assistance in an Offering will be subject to the satisfactory completion of such investigation and inquiry into the affairs of the Company as Wainwright deems appropriate under the circumstances and to the receipt of all internal approvals of Wainwright in connection with the transaction. The Company expressly acknowledges and agrees that, unless otherwise subsequently agreed by Wainwright, Wainwright’s involvement in an Offering is strictly on a reasonable best efforts basis and that the consummation of an Offering will be subject to, among other things, market conditions. The execution of this Agreement does not constitute a commitment by Wainwright to purchase the Securities and does not ensure a successful Offering of the Securities or the success of Wainwright with respect to securing any other financing on behalf of the Company. Wainwright may not retain other brokers, dealers, agents or underwriters on its behalf in connection with an Offering unless otherwise agreed in writing by the Company.

A.            Compensation; Reimbursement. At the closing of each Offering occurring during the Term (each, a “Closing”), the Company shall compensate Wainwright as follows:

1.             Cash Fee. The Company shall pay to Wainwright a cash fee equal to 6.0% of the gross proceeds raised at the Closing of each Offering, or as to registered Offering, a discount equal to 6.0% of the gross proceeds in each such Offering in Wainwright’s capacity as underwriter or placement agent.

2.             Expense Allowance. The Company agrees to reimburse Wainwright for its expenses as follows: (A) with respect to an Offering consummated during the Term, other than an underwritten public Offering, out of the proceeds of each Closing: a non-accountable expense allowance of $35,000 plus the additional reimbursable amount payable by the Company pursuant to Paragraph D.3 hereunder, if applicable; or (B) in the case of an underwritten or best efforts public Offering: (i) a management fee equal to 1.0% of the gross proceeds raised in such Offering at the Closing; (ii) a non-accountable expense allowance of $25,000 and (iii) up to $100,000 for reasonable, documented out-of-pocket expenses incurred by Wainwright in connection with such public Offering, including legal fees and expenses, plus the additional reimbursable amount payable by the Company pursuant to Paragraph D.3 hereunder, if applicable (provided, however, that such reimbursement amount in no way limits or impairs the indemnification and contribution provisions of this Agreement).

B.            Term and Termination of Engagement; Exclusivity. The term of Wainwright’s exclusive engagement will begin on the date hereof and end five (5) business days thereafter (the “Term”). Notwithstanding anything to the contrary contained herein, the Company agrees that the provisions relating to the payment of fees consummated during the Term, reimbursement of expenses, indemnification and contribution, confidentiality, conflicts, independent contractor and waiver of the right to trial by jury will survive any termination of this Agreement. Notwithstanding anything to the contrary contained herein, the Company has the right to terminate the Agreement for cause in compliance with FINRA Rule 5110(f)(2)(D)(ii). Notwithstanding anything to the contrary contained in this Agreement, in the event that an Offering has not been carried out during the Term for any reason whatsoever (other than Wainwright’s refusal to perform its obligations hereunder), the Company shall be obligated to reimburse Wainwright for its actual, accountable, out-of-pocket and documented fees and expenses related to any proposed Offering or Offerings (including the fees and disbursements of Wainwright’s outside legal counsel) in an amount not to exceed $75,000 in the aggregate. During the Term, the Company will not, and will not permit its representatives to, other than in coordination with Wainwright, contact or solicit institutions, corporations or other entities or individuals as potential purchasers of the Securities. Additionally, except as set forth hereunder, the Company represents, warrants and covenants that no brokerage or finder’s fees or commissions are or will be payable by the Company or any subsidiary of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other third-party with respect to any Offering.

C.            Information; Reliance. The Company shall furnish, or cause to be furnished, to Wainwright all information reasonably requested by Wainwright for the purpose of rendering services hereunder (including conducting related due diligence for the purpose of rendering services hereunder) (all such information being the “Information”). In addition, the Company agrees to make available to Wainwright upon reasonable request from time to time the officers, directors, accountants, counsel and other advisors of the Company. The Company recognizes and confirms that Wainwright (a) will use and rely on the Information, including any documents provided to investors in each Offering (the “Offering Documents” which may include any Purchase Agreement (as defined hereunder), and on information publicly disclosed by the Company in performing the services contemplated by this Agreement without having independently verified the same; provided that Wainwright shall keep in confidence and shall not provide to investors or potential investors any Offering Documents that have not been approved in advance by the Company for such use; (b) does not assume responsibility for the accuracy or completeness of the Offering Documents or the Information and such other information; and (c) will not make an appraisal of any of the assets or liabilities of the Company. Upon reasonable request, the Company will meet with Wainwright or its representatives to discuss all information relevant for disclosure in the Offering Documents and will cooperate in any investigation undertaken by Wainwright thereof, including any document included or incorporated by reference therein. For each Offering, at the reasonable request of Wainwright, the Company shall deliver such officers’ and secretary certificates and good standing certificates, legal opinion and, for any underwritten or best efforts public Offering, negative assurance letter and comfort letter, in each case as are customary for such Offering and in form and substance satisfactory to Wainwright and its counsel and to the Company and its counsel. Wainwright shall be a third party beneficiary of any representations, warranties, covenants and closing conditions made by the Company in any Offering Documents, including representations, warranties, covenants and closing conditions made to any investor in an Offering.

D.            Related Agreements. At each Offering, the Company shall enter into the following additional agreements:

1.             Underwritten Offering. If an Offering is an underwritten Offering, the Company and Wainwright shall enter into a customary underwriting agreement in form and substance satisfactory to Wainwright and its counsel and the Company and its counsel.

2.             Best Efforts Offering. If an Offering is on a best efforts basis, the sale of Securities to the investors in the Offering will be evidenced by a purchase agreement (“Purchase Agreement”) between the Company and such investors in a form reasonably satisfactory to the Company and Wainwright. Wainwright shall be a third party beneficiary with respect to the representations and warranties included in the Purchase Agreement. Prior to the signing of any Purchase Agreement, officers of the Company with responsibility for financial affairs will be available to answer inquiries from prospective investors.

3.             Escrow and Settlement. In respect of each Offering other than an underwritten Offering, the Company and Wainwright shall enter into a mutually-acceptable escrow agreement with a third party escrow agent, which may also be Wainwright’s clearing agent, pursuant to which Wainwright’s compensation and expenses shall be paid from the gross proceeds of the Securities sold. If the Offering is settled in whole or in part via delivery versus payment, Wainwright shall arrange for its clearing agent to provide the funds to facilitate such settlement. The Company shall bear the cost of the escrow agent or the clearing agent and shall reimburse Wainwright for the actual, out of pocket cost of such escrow agent or clearing agent settlement and financing, as applicable, but not to exceed $10,000.

4.             FINRA Amendments. Notwithstanding anything herein to the contrary, in the event that Wainwright determines that any of the terms provided for hereunder shall not comply with a FINRA rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement (or include such revisions in the final underwriting agreement) in writing upon the request of Wainwright to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company than the terms set forth in this Agreement.

E.             Confidentiality.

1.             Wainwright agrees to keep confidential and not disclose to any third party any confidential information of the Company made available to it by the Company or by others on the Company’s behalf and will use such confidential information only in connection with this engagement. The foregoing sentence notwithstanding and subject to Wainwright’s compliance with all applicable U.S. securities laws, including Regulation FD, Wainwright may disclose the proposed offering of Securities to prospective investors and provide such prospective investors any Offering Documents that have been approved by the Company for such use.

2.             In the event of the consummation or public announcement of any Offering, Wainwright shall have the right to disclose its participation in such Offering, including, without limitation, the Offering at its cost of “tombstone” advertisements in financial and other newspapers and journals.

F.             Indemnity.

1.             In connection with the Company’s engagement of Wainwright as Offering agent, the Company hereby agrees to indemnify and hold harmless Wainwright and its affiliates, and the respective controlling persons, directors, officers, members, shareholders, agents and employees of any of the foregoing (collectively the “Indemnified Persons”), from and against any and all third-party claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable, documented fees and expenses of counsel), as incurred (collectively a “Claim”), that are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with Wainwright performing its obligations under this Agreement, or (B) otherwise relate to or arise out of Wainwright’s activities on the Company’s behalf pursuant to Wainwright’s engagement hereunder, and the Company shall reimburse any Indemnified Person for all expenses (including the reasonable, documented fees and expenses of counsel) as incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. The Company will not, however, be responsible for any Claim (including any related expenses incurred by an Indemnified Person) that is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Indemnified Person. The Company further agrees that no Indemnified Person shall have any liability to the Company for or in connection with the Company’s engagement of Wainwright except for any Claim incurred by the Company as a result of such Indemnified Person’s gross negligence or willful misconduct.

2.             The Company further agrees that it will not, without the prior written consent of Wainwright, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person from any and all liability arising out of such Claim. No Indemnified Person may, without the prior written consent of the Company, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder, which consent shall not be unreasonably withheld, conditioned or delayed.

3.             Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify the Company in writing of such complaint or of such assertion or institution but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, except and only to the extent such failure materially impairs the Company’s ability to defend against the Claim. If the Company so elects, the Company may assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. To the extent that the Company does so assume the defense of such Claim and employs counsel reasonably satisfactory to such Indemnified Person, the Company shall thereafter no longer be liable hereunder for any fees or expenses of counsel for such Indemnified Person in connection with such Claim; provided that if legal counsel to such Indemnified Person reasonably determines that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, the applicable Claim, includes an Indemnified Person and the Company, and legal counsel to such Indemnified Person reasonably concludes that there are legal defenses available to an Indemnified Person different from or in addition to those available to the Company, then such Indemnified Person may employ its own separate counsel to represent or defend him, her or it with respect to such conflicted matter or different legal defense and the Company shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if the Company fails timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Person shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by the Company therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In addition, with respect to any Claim in which the Company assumes the defense, the Indemnified Person shall have the right to participate in such Claim and to retain his, her or its own counsel therefor at his, her or its own expense.

4.             The Company agrees that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason then (whether or not Wainwright is the Indemnified Person), the Company and Wainwright shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and Wainwright on the other, in connection with Wainwright’s engagement referred to above, subject to the limitation that in no event shall the amount of Wainwright’s contribution to such Claim exceed the amount of fees actually received by Wainwright from the Company pursuant to Wainwright’s engagement. The Company hereby agrees that the relative benefits to the Company, on the one hand, and Wainwright on the other, with respect to Wainwright’s engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by the Company pursuant to the applicable Offering (whether or not consummated) for which Wainwright is engaged to render services bears to (b) the total fees paid or proposed to be paid to Wainwright in connection with such engagement.

5.             The Company’s indemnity, reimbursement and contribution obligations under this Agreement (a) shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Person may have at law or at equity and (b) shall be effective whether or not the Company is at fault in any way.

G.            Limitation of Engagement to the Company. The Company acknowledges that Wainwright has been retained only by the Company, that Wainwright is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of Wainwright is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against Wainwright or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), employees or agents. Unless otherwise expressly agreed in writing by Wainwright, no one other than the Company is authorized to rely upon this Agreement or any other statements or conduct of Wainwright, and no one other than the Company is intended to be a beneficiary of this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by Wainwright to the Company in connection with Wainwright’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. Wainwright shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by Wainwright.

H.            Limitation of Wainwright’s Liability to the Company. Wainwright and the Company further agree that neither Wainwright nor any of its affiliates or any of its their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by Wainwright and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of Wainwright.

I.              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. Any disputes that arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City of New York, State of New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City of New York, State of New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and State of New York. In the event either party to this Agreement is successful in any action, or suit in connection with a final judgment or award entered against the other party to this Agreement, arising out of or relating to this Agreement, the successful party shall be entitled to have and recover from the unsuccessful party the costs and expenses incurred in connection therewith, including its reasonable attorneys’ fees. Any rights to trial by jury with respect to any such action, proceeding or suit are hereby waived by Wainwright and the Company.

J.                Notices. All notices hereunder will be in writing and sent by certified mail, hand delivery, overnight delivery or fax, if sent to Wainwright, at the address set forth on the first page hereof, e-mail: notices@hcwco.com, Attention: Head of Investment Banking, and if sent to the Company, to the address set forth on the first page hereof, e-mail: pg@ampliphibio.com, Attention: Chief Executive Officer. Notices sent by certified mail shall be deemed received five days thereafter, notices sent by hand delivery or overnight delivery shall be deemed received on the date of the relevant written record of receipt, notices delivered by fax shall be deemed received as of the date and time printed thereon by the fax machine and notices sent by e-mail shall be deemed received as of the date and time they were sent.

K.            Conflicts. The Company acknowledges that Wainwright and its affiliates may have and may continue to have investment banking and other relationships with parties other than the Company pursuant to which Wainwright may acquire information of interest to the Company. Wainwright shall have no obligation to disclose such information to the Company or to use such information in connection with any contemplated transaction.

L.             Anti-Money Laundering. To help the United States government fight the funding of terrorism and money laundering, the federal laws of the United States requires all financial institutions to obtain, verify and record information that identifies each person with whom they do business. This means Wainwright must ask the Company for certain identifying information, including a government-issued identification number (e.g., a U.S. taxpayer identification number) and such other information or documents that Wainwright considers appropriate to verify the Company’s identity, such as certified articles of incorporation, a government-issued business license, a partnership agreement or a trust instrument.

M.           Miscellaneous. Each of the Company and Wainwright represents and warrants to the other that it has all requisite power and authority to enter into and carry out the terms and provisions of this Agreement and the execution, delivery and performance of this Agreement does not breach or conflict with any agreement, document or instrument to which it is a party or bound. This Agreement shall not be modified or amended except in writing signed by Wainwright and the Company. This Agreement shall be binding upon and inure to the benefit of both Wainwright and the Company and their respective assigns, successors, and legal representatives. This Agreement constitutes the entire agreement of Wainwright and the Company with respect to the subject matter hereof and supersedes any prior agreements with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile or electronic counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by Wainwright and the Company, please sign in the space provided below, whereupon this letter shall constitute a binding Agreement as of the date indicated above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By	/s/ Edward D. Silvera
Name: Edward D. Silvera
Title: COO

Accepted and Agreed:

AmpliPhi Biosciences Corporation

By	/s/ Steve R. Martin
Name: Steve R. Martin
Title: Chief Financial Officer